UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2004

Kinetic Concepts, Inc.
(Exact name of registrant as specified in its charter)

Texas

	0001-09913	74-1891727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8023 Vantage Drive San Antonio, Texas		78230
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (210) 524-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On November 9, 2004, the Board of Directors of Kinetic Concepts Inc. ("KCI") approved and adopted an Amended and Restated Non-Employee Directors Stock Plan (the "Plan"), which amends the 2003 Non-Employee Directors Stock Plan dated May 28, 2003. Amendments to the Plan impact the equity compensation of KCI's Board members who are not employed by, or  affiliates of, KCI ("Participant").

The Plan amendments end the prior annual Participant option grant to purchase $50,000 in fair market value of KCI common Stock, limiting these terms to periods prior to January 1, 2005.  The Plan amendments change Participants' option grant terms immediately following the first annual shareholder meeting of 2005 at which directors will be elected.  At that time, Participants will receive an automatic option grant to purchase 4,500 shares of KCI common stock at fair market value.  Individuals becoming Participants at any time other than through election at an annual meeting of shareholders will receive their initial 4,500 option grant at the time they first become a Participant unless the Board determines otherwise.

The Plan amendments also end the prior annual restricted stock award program of $50,000 in fair market value of KCI common stock.  Now effective for all periods from and following January 1, 2005, each Participant will automatically be granted a restricted stock award with respect to 1,000 shares of stock immediately following each annual shareholders meeting at which directors are elected.

Also, the Plan amendments end the annual grant of unrestricted stock awards for all periods after January 1, 2005.

The Amended and Restated 2003 Non-Employee Directors Stock Plan, as adopted May 28, 2003 and Amended and Restated November 9, 2004, is attached to this report as Exhibit 10.1.  Forms of the stock option and restricted stock agreements relating to the Plan amendments are attached to this report as Exhibits 10.2 and 10.3, respectively.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

10.1      2003 Non-Employee Directors Stock Plan, as adopted May 28, 2003 and Amended and Restated November 9, 2004.

10.2      Form of Stock Option Agreement under the 2003 Non-Employee Directors Stock Plan, as Amended and Restated.

10.3      Form of Restricted Stock Award Agreement under the 2003 Non-Employee Directors Stock Plan, as Amended and Restated.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINETIC CONCEPTS, INC. (REGISTRANT)

Date: November 15, 2004	By:	/s/ Dennert O. Ware
	Name:	Dennert O. Ware
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.                                 Description

10.1       2003 Non-Employee Directors Stock Plan, as adopted May 28, 2003 and Amended and Restated November 9, 2004.

10.2      Form of Stock Option Agreement under the 2003 Non-Employee Directors Stock Plan, as Amended and Restated.

10.3      Form of Restricted Stock Award Agreement under the 2003 Non-Employee Directors Stock Plan, as Amended and Restated.